UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): October 27, 2025
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ALICO, INC.
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(Exact name of registrant as specified in its charter)
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Florida	0-261	59-0906081
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
10070 Daniels Interstate Court, Suite 200, Fort Myers, FL 33913
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(Address of principal executive offices)(Zip Code)
239-226-2000
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(Registrant’s telephone number, including area code)
Not Applicable
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(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 C.F.R. 230.425)
☐	Soliciting Material pursuant to Rule 14a-12 under the Exchange Act (17 C.F.R. 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14D-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 C.F.R. 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	ALCO	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On October 27, 2025, the Corkscrew Grove Stewardship District (the “Stewardship District”), a special district formed to facilitate financing and development of community infrastructure within its boundaries, entered into a Locally Funded Agreement (the “Agreement”) with the State of Florida Department of Transportation (“FDOT”). As previously announced, the Stewardship District was established in June 2025 and it will assist Alico, Inc. (the “Company”) in its efforts to effectively finance infrastructure, help restore and manage natural areas, and oversee the administration of master planned communities and lands within the Stewardship District’s boundaries. The Company’s Chief Executive Officer, John Kiernan, is the Board Chairman of the Stewardship District. The Company will provide funding to FDOT to support the construction of a wildlife‑crossing culvert under State Road 82 and the raising of the road profile (the “Project”). The Agreement is among the initial steps the Company is taking to implement the wildlife corridor planned as part of the Corkscrew Villages Project in eastern Collier County.

Among other things, the Agreement provides that (i) $5,071,439.33 will be deposited with FDOT within fourteen calendar days after execution of the Agreement; (ii) any additional amounts will be advanced, without delay, if Project costs increases; and (iii) a refund will be provided by FDOT to the extent the final costs incurred to complete the Project are less than the total deposits. The Agreement will remain in effect until completion of the Project and FDOT’s final accounting, subject to earlier termination in accordance with its terms.

The foregoing description of the Agreement is qualified in its entirety by reference to the full text of the Agreement, which will be filed with the Company’s Annual Report on Form 10-K for the year ended September 30, 2025.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 31, 2025	ALICO, INC.

	By:	/s/ Bradley Heine

Bradley Heine
Chief Financial Officer